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                                                                   EXHIBIT 10.2

                               THIRD AMENDMENT TO
                        INDENTURE AND SERVICING AGREEMENT
                    (FLOATING RATE MIDLAND RECEIVABLES-BACKED
                     VARIABLE FUNDING NOTES, SERIES 1999-A)


         This THIRD AMENDMENT TO INDENTURE AND SERVICING AGREEMENT, dated as of September 22, 2000 (this "Amendment"), is executed by and among Midland Funding 98-A Corporation, as issuer (the "Issuer"), Wells Fargo Bank Minnesota, National Association, fka Norwest Bank Minnesota, National Association, as trustee (in such capacity, the "Trustee"), and as backup Servicer (in such capacity, the "Backup Servicer"), Midland Credit Management, Inc., as servicer (the "Servicer"), Asset Guaranty Insurance Company, as note insurer (the "Note Insurer"), Banco Santander Central Hispano, S.A., New York Branch and Warehouse Line, L.L.C. (the "Noteholders").

                                    RECITALS

         A. The Issuer, the Trustee, the Backup Servicer, the Servicer and the
Note Insurer are parties to an Indenture and Servicing Agreement dated as of March 31, 1999 (as amended, supplemented or otherwise modified, the "Indenture and Servicing Agreement") relating to the Floating Rate Midland
Receivables-Backed Variable Funding Notes, Series 1999-A; and

         B. The Issuer, the Servicer, the Trustee, the Backup Servicer, the Note Insurer and the Noteholders agree that certain amendments to the Indenture and Servicing Agreement are necessary and in the best interests of each party; and

         C. The Noteholders are the only holders of the Notes issued by the Issuer pursuant to the Indenture and Servicing Agreement on the date hereof; and

         D. Section 12.01 of the Indenture and Servicing Agreement permits amendment of the Indenture and Servicing Agreement on the terms and subject to the conditions provided therein.

         NOW THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

            SECTION 1. AMENDMENTS. Subject to the terms and conditions set forth herein, the Indenture and Servicing Agreement is hereby amended as follows:

            (a) Section 1.01 is amended by adding the following definition:

                  "Additional Premium Rate" means the Premium Rate as defined in the Premium Letter applicable at such times that Notes, without the benefit of the Policy, are rated by the Rating Agency below BBB-.

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            (b) Section 1.01 is amended by adding the following definition:

                  "Bankrupt Sale Net Proceeds" means the portion of Net Proceeds arising from the sale of Bankrupt Sale Receivables pursuant to
                  Section 3.13(a).

            (c) Section 1.01 is amended by adding the following definition:

                  "Bankrupt Sale Receivable" means any Receivable the Obligor of which is subject to (i) a petition filed by or against the Obligor, (ii) a decree or order for relief entered by a court or agency or supervisory authority having jurisdiction in respect of the Obligor, or (iii) the appointment of a trustee in bankruptcy, conservator or receiver for the Obligor, in any bankruptcy, insolvency, readjustment of debt or similar proceeding.

            (d) Section 1.01 is amended by adding the following definition:

                  "Base Premium Rate" means the Premium Rate as defined in the Premium Letter applicable at such times that the Notes, without the benefit of the Policy, are rated by the Rating Agency is rated at BBB- or higher.

            (e) Section 1.01 is amended by replacing the current definition of "Final Payment Date" with the following definition:

                  "Final Payment Date" means the earlier of (i) December 15, 2004, or (ii) the Payment Date which follows the Payment Date on which all proceeds of the sale of the Trust Estate pursuant to Section 9.24(c) were distributed.

            (f) Section 1.01 is amended by replacing the current definition of "Funding Period" with the following definition:

                  "Funding Period" means the period of time which begins on the Closing Date and which terminates on September 11, 2000.

            (g) Section 1.01 is amended by replacing the current definition of "Liquidity" with the following definition:

                  "Liquidity" shall mean unrestricted cash and/or availability under one or more committed working capital facilities the provider of each of which (A) has (i) a short-term rating of at least A-1 from S&P or P-1 from Moody's and (ii) a long term rating of at least A from S&P or A2 from Moody's, or (B) is CTW Funding, LLC ("CTW") or such other provider reasonably acceptable to the Controlling Party, the terms and conditions of each of which (including without limitation the conditions precedent to funding) are in all material respects no less favorable to the Servicer than the terms and conditions which are customary in the market for committed commercial lending facilities, or such other terms and

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                  conditions reasonably acceptable to the Controlling Party, and the remaining term of each of which is at least 6 months or such lesser period of time acceptable to the Controlling
                  Party; provided that, with respect to the revolving facility provided by CTW pursuant to the Credit and Security Agreement, dated September 22, 2000, as it may be amended, the undrawn commitment thereunder will be counted as Liquidity through its term.

            (h) Section 1.01 is amended by replacing the definition of "Net Proceeds" it with the following definition:

                  "Net Proceeds" means, with respect to a Receivable, all monies representing collected available funds, net of checks returned for insufficient funds, received or otherwise recovered by the Servicer or Permitted Third Parties on or with respect to a Receivable or from or for the account of the related Obligor on such Receivable including, without limitation in connection with a sale thereof pursuant to Section 3.13. Third-Party Fees and Third-Party Costs incurred by Permitted Third Parties and paid in connection with collecting or enforcing a Receivable will be deducted from collections on any Receivable by either the applicable Permitted Third-Party or by the Servicer on their behalf and will not constitute Net Proceeds. Notwithstanding the foregoing, proceeds from the sale of accounts pursuant to Section 3.13(b) and Net Seller Recoveries shall not be Net Proceeds for purposes of computing the Servicing Fee or the cumulative amount of Net Proceeds for purposes of Section 9.01(p) and Exhibit 9.01(p).

            (i) Section 1.01 is amended by adding the following definition of "Note Insurer Additional Premium":


                  "Note Insurer Additional Premium" means the premium payable to the Note Insurer in respect of the Policy, in an amount equal to the greater of (x) the product of (i) 1/12 of a per annum rate equal to the Additional Premium Rate and (ii) the average daily Note Balance during the preceding Collection Period, and
                  (y) the fixed minimum amount set forth for all premium payments in the Premium Letter when the Notes, without the benefit of the Policy, are rated by the Rating Agency below BBB-.

            (j) Section 1.01 is amended by adding the following definition of "Note Insurer Base Premium":

                  "Note Insurer Base Premium" means the premium payable to the
                  Note Insurer in respect of the Policy, in an amount equal to the greater of (x) the product of (i) 1/12 of a per annum rate equal to the Base Premium Rate and (ii) the average daily Note Balance during the preceding Collection Period, and (y) the fixed minimum amount set forth for all premium payments in the Premium Letter

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                  when the Notes, without the benefit of the Policy, are rated by the Rating Agency BBB- or higher.



            (k) Section 1.01 is amended by adding the following definition of "Permitted Third Party":

                  "Permitted Third Party" means (i) any member of the National Attorney Network, (ii) any member of American Alliance of Creditor Attorneys; and (iii) any other Person that the Controlling Party has agreed in writing to be a Permitted Third Party.

            (l) Article 1.01 is amended by adding the following definition of "Net Seller Recoveries":

                  "Net Seller Recoveries" means any and all monies, property, rights or interests, including, without limitation, any accounts or receivables directly or indirectly received by the Issuer on or after September 22, 2000 from BankOne Corporation, First USA Bank, N.A., MBNA America Bank, N.A., or Chase Manhattan Bank USA, N.A., or any affiliate of any of the foregoing (collectively, the "Receivable Sellers") resulting from claims that the Issuer or Midland may have or had against any of the Receivable Sellers or that the Note Insurer or the Issuer may have or had as a third-party beneficiary against any of the Receivable Sellers arising from or relating to the previous purchase of Receivables by Midland from the Receivable Sellers that are or were part of the Trust Estate, net of (i) third party expenses which in the aggregate do not exceed $75,000 without the consent of the Note Insurer, and
                  (ii) attorney fees and attorney costs incurred by Midland or the Issuer, in connection with the receipt of such monies, property, rights or interests.

            (m) Section 1.01 is amended by replacing the current definition of "Note Rate" with the following definition:

                  "Note Rate" means for any day (i) the sum of (A) 117 basis points (1.17%) plus (B) the Index Rate (rounded upwards, if necessary, to the nearest 1/100 of 1%) (ii) divided by 365.

            (n) Section 1.01 is amended by adding the following definition of "Re-Write Note":

                  "Re-Write Note " has the meaning set forth in Section 3.15.

            (o) Section 1.01 is amended by replacing the current definition of "Scheduled Termination Date" with the following definition:

                  "Scheduled Termination Date" means September 15, 2005.

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            (p) Section 1.01 is amended by replacing the current definition of
"Servicing Fee" with the following definition:

                  "Servicing Fee" means the fee payable to the Servicer, calculated pursuant to Section 3.05, for services rendered during the related time period, which shall be equal to (i) 35% of all Net Proceeds received during the related time period for services rendered during such time period that are not (A) Bankrupt Sale Net Proceeds or (B) Net Proceeds arising from a sale of Receivables pursuant to Section 3.13(b), and
                  (ii) 25% of all Bankrupt Sale Net Proceeds, received during the related time period. The term "Servicing Fee" shall also mean the additional amounts payable to a Successor Servicer for servicing pursuant to Section 9.03, but only to the extent such amounts do not exceed the amount calculated in accordance with the preceding sentence; all amounts in excess thereof are herein called the "Additional Servicing Fee.

            (q) Section 1.01 is amended by adding the following definition of "Third-Party Costs":

                  "Third-Party Costs" means all out-of-pocket costs and expenses incurred by a Permitted Third Party in connection with collection actions or proceedings related to the enforcement or collection of any Receivable.

            (r) Article 2.01 is hereby amended by adding the following subsection (e) thereto which shall read as follows:

                  (e) Midland and the Issuer acknowledge and agree that any Net Seller Recovery (i) is included as part of the "Contributed Assets," as defined in the Contribution Agreement, (ii) is, and shall be, property of the Issuer free of any right, claim or interest of Midland, and (iii) is, and shall be, part of the Trust Estate. Issuer shall immediately advise in writing the Trustee and the Controlling Party of the receipt of the Issuer of any Net Seller Recovery and the Issuer shall (i) within one (1) Business Day of receipt deposit all money received in respect thereof to the Collection Account and (ii) shall execute, deliver and file any and all financing statements, and deliver such documents and records to the Trustee as the Controlling Party may reasonably request to perfect or continue perfection of the Trustee's Security Interest in such Net Seller Recovery. Any Receivables received as part of any Net Seller Recovery shall become a Receivable subject to this Indenture and shall be serviced by the Servicer pursuant hereto.

            (s) Section 2.04(i) is amended by deleting the provision in its entirety and replacing it with the following provision:

                  (i) UCC Status. No Receivable is secured by "real property" or "fixtures" or, except for Re-Write Notes, evidenced by an "instrument" under, and as defined in, the UCC.

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            (t) Section 3.03(d) is amended by deleting the provision in its entirety and replacing it with the following provision:

                  (d) No Instruments. Except for Re-Write Notes, or in connection with the Servicer's enforcement or collection of the Receivables, the Servicer shall take no action to cause any Receivables to be evidenced by any instruments (as defined in the UCC) and if any Receivable is so evidenced, except for Re-Write Notes, such Receivable shall be assigned to the Servicer as provided in Section 3.04.

            (u) Section 3.05 is amended by:

                           (i) deleting the first sentence in its entirety and
                  replacing it with the following sentence:

                           As compensation for the performance of its obligations hereunder, the Servicer shall be entitled to receive the Servicing Fee as provided in Section
                           4.02 and Section 4.04.

            and

                           (ii) deleting the first parenthetical in the second
                  (2nd) sentence in its entirety and replacing it with the following parenthetical:

                  (other than Third-Party Fees, Third-Party Costs and those specified in the following proviso)

            (v) Section 3.10 is amended by deleting the current provision in its entirety and replacing it with the following provision:

                  Section 3.10 Access to Certain Documentation and Information.

                  (a) The Servicer shall provide the Note Insurer, the Trustee and the Noteholders with access to the documentation relating to the Receivables as provided in Section 2.06(b). In each case, access to documentation relating to the Receivables shall be afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer. Nothing in this Section shall impair the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, which obligation shall be evidenced by an Opinion of Counsel to such effect, and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

                  (b) In addition to, and not by way of limitation of, any other rights of the Note Insurer hereunder, each of the Issuer and the Servicer


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                  shall permit the Note Insurer, upon reasonable notice and
                  during normal business hours, to visit and inspect the properties of the Issuer or Servicer, to examine its books of account, records, reports, and other papers, to make copies and extracts therefrom and to discuss its affairs, finances and accounts with its officers, employees, and independent public accountants, all at such reasonable times and as often as may be reasonably requested.

            (w) Article III is amended by adding the following Section 3.13 entitled "Sale of Receivables":

                  (a) The Servicer, as agent of the Trustee and the Issuer, may, without the consent of any Person, sell Bankrupt Sale Receivables in arm's length transactions with third parties who are not Affiliates of the Issuer or the Servicer in a manner consistent with the procedures set forth in Exhibit 3.13(a). The Net Proceeds of all sales of Bankrupt Sale Receivables must be in immediately available funds.

                  (b) The Servicer, as agent of the Trustee and the Issues, may sell any Receivable in arm's length transactions with third parties who are not Affiliates of the Issuer or the Servicer upon receipt of the prior written consent from the Controlling Party. The Servicer shall deliver to the Controlling Party no later than five (5) Business Days preceding the date of such proposed sale, an Officer's Certificate in the form of Exhibit 3.13(b). The Controlling Party shall within five (5) Business Days of receipt of the foregoing notice advise the Servicer and the Trustee of its consent or withholding consent to the proposed sale. The Net Proceeds of all sales of such Receivables must be in immediately available funds.

Exhibits 3.13(a) and Exhibit 3.13(b) to this Amendment are hereby deemed attached to the Indenture.

            (x) Article III is amended by adding the following Section 3.15 entitled "Re-Write Program":

                  Section 3.15. Re-Write Program. In furtherance of the collection of the Receivables, the Servicer may accept, on behalf of the Issuer and subject to the Trustee's security interest, a promissory note in replacement of any Receivable (a "Re-Write Note"). The Re-Write Note shall be in compliance with all applicable laws and, upon execution by the Obligor, the Servicer shall, within ten (10) days of such execution, deliver each Re-Write Note to the Trustee. The Trustee shall hold the Re-Write Note for the sole purpose of perfecting the Trustee's security interest in the Re-Write Note. If the Servicer ever needs possession of the Re-Write Note for amendment, enforcement, or return to the Obligor upon final payment, it shall provide the Trustee with written request for the applicable Re-Write Note. Upon receipt of such a request, the Trustee shall promptly provide the Servicer with the requested Re-

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                  Write Note. Unless the Re-Write Note is paid in full or a
                  lesser amount is accepted by the Servicer in its reasonable judgment in full satisfaction of the amounts owing thereunder, the Servicer shall promptly return the Re-Write Note to the Trustee when the Servicer no longer has immediate need for the possession thereof.

            (y) Section 4.02 is amended by adding the following as a new sentence at the end thereof:

                  For Net Proceeds received on and after August 1, 2000, if the amount on deposit in the Collection Account is sufficient to pay the Trustee Fee (reasonably estimated by the Servicer) payable on the next two (2) occurring Payment Dates, then beginning on September 22, 2000 and on each Friday thereafter, the Servicer shall submit to the Trustee and Note Insurer a notice of calculation of (i) the Servicing Fee for the period beginning with the immediately-preceding Friday through the immediately-preceding Thursday, plus (ii) accrued and unpaid Servicing Fee for any time beginning on or after August 1, 2000, and upon receipt of such notice, the Trustee shall send to the Servicer via wire transfer the owing Servicing Fee as computed on such notice.

            (z) Section 4.03(a) is amended by deleting the word "and" which immediately proceeds "(ii)", deleting the period at the end of such subsection and adding the following provision at the end of the subsection:

                  ; and (iii) the Servicer shall remit on each Determination Date the positive amount, if any, by which (A) the payments to the Servicer of the Servicing Fee for the immediately preceding Collection Period pursuant to Section 4.02 exceeded
                  (B) the amount of the Servicing Fee that should be paid to the Servicer for such Collection Period.



             (aa) Section 4.04(a) is amended by deleting the current provision in its entirety and replacing it with the following provision:

                  (a) On each Determination Date, the Servicer shall calculate
                  (i) the amount of funds on deposit in each of the Accounts and the amount of Available Funds, and (ii) as applicable, the Trustee Fee, the Backup Servicing Fee, the Servicing Fee calculated with reference to the related Collection Period, the amounts paid to the Servicer on a weekly basis as payment of the Servicing Fee during the related Collection Period, a reconciliation of the Collections from the applicable Collection Period which were used to pay the Servicing Fee for the previous Collection Period pursuant to Section 4.02, the Additional Servicing Fee, the Interest Distributable Amount, the Required Reserve Amount, the Reserve Fund Reimbursement Amount, the aggregate Principal Distributable Amount, the unpaid Note Balance before and after giving effect to any Principal Distributable Amount, the

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                  Prepayment Amount, the Release Payment, the Facility Fee, and
                  the amount payable by the Note Insurer pursuant to the Policy, which amounts shall be set forth in the Monthly Servicer Report for the related Payment Date. The Servicer shall send the Monthly Servicer Report to the Trustee and the Note Insurer by 11:00 a.m. New York, New York time on each such Determination Date.

             (bb) Section 4.04(b)(ii) is amended by deleting the provision in its entirety and replacing it with the following provision:

                  (ii) to the Servicer, from the Available Funds in the Collection Account, (A) the amount, if any, by which (i) the Servicing Fee calculated for the related Collection Period exceeds, (ii) the aggregate amount previously retained by the Servicer on a weekly basis for payment of the Servicing Fee for the related Collection Period pursuant to Section 4.02, plus (B) all accrued and unpaid Servicing Fees, if any, for prior Collection Periods (plus an amount equal to any Transition Fees then owing to the Successor Servicer, if any);

             (cc) Section 4.04(b)(v) is amended by deleting the provision in its entirety and replacing it with the following provision:

                  (v) for so long as no Insurer Default shall have occurred and be continuing, to the Note Insurer, (A) from Available Funds transferred from the Collection Account to the Note Payment Account the sum of (x) the Note Insurer Base Premium for such Payment Date, plus (y) all accrued but unpaid Note Insurer Base Premiums, if any, for prior Payment Dates plus (z) the aggregate amount of all other Note Insurer Obligations payable to the Note Insurer and outstanding on such Payment Date, except for any Note Insurer Additional Premiums, provided that
                  (B) if Available Funds transferred from the Collection Account to the Note Payment Account are insufficient to pay the amounts due the outstanding Note Insurer Obligations then payable, the Trustee will withdraw from the Reserve Account an amount equal to the lesser of the amount then on deposit in the Reserve Account and the amount of such shortfall, and remit such lesser amount to the Note Insurer in reduction of such shortfall;

             (dd) Section 4.04(b)(xii) is amended by deleting the provision in its entirety and replacing it with the following provision:

                  (xii) remaining amounts in the following order of priority:
                  (A) any of the Trustee's reasonable, out-of-pocket expenses to which the Trustee is entitled to payment (to the extent expressly set forth in this Agreement) which have exceeded $200,000.00 in the aggregate during the term of this Agreement; then (B) any amounts which would have been paid to the Note Insurer under subsection (b)(v) but for the occurrence and continuation of an Insurer Default; then (C) to the Note Insurer any unpaid Note Insurer Additional Premium; and then (D) to the Issuer.

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             (ee) Section 8.06(c) is amended by deleting the current provision in its entirety and replacing it with the following provision:


                  (c) The Backup Servicer shall assume its duties as Successor Servicer in accordance with Sections 9.02 and 9.03 except upon the determination that the Backup Servicer is legally unable to perform the duties of the Servicer under this Agreement as provided in Section 9.03; and neither the Backup Servicer nor the Trustee shall be held liable for any costs, claims, damages or liabilities incurred by any Person arising as a result of the Backup Servicer's failure to perform its duties as Successor Servicer to the extent such performance is prevented by applicable law or court order.

             (ff) Section 8.07 is amended by adding a new subsection (p) to read as follows:

                  (p) Outside Parties. Servicer will not engage outside parties for the collection of Receivables on any basis except Permitted Third Parties.

            (gg) Section 8.07(p) is amended by deleting the current provision in its entirety and replacing it with the following provision:

                  (p) The Servicer shall not purchase any Receivables under or in connection with a Consumer Account if after giving effect to the purchase of such Receivables and the funding of such purchase the Servicer would have less than $2,000,000 of Liquidity.

             (hh) Section 9.01(n) is amended by deleting the current provision in its entirety and replacing it with the following provision:

                  (n) the Servicer fails to have at any time at least $2,000,000 of Liquidity; or

             (ii) Section 8.07(b) is deleted and Section 9.01 is amended by adding the following as a new Section 9.01(o):

                  (o) for the period of time during which Midland acts as Servicer, Midland's consolidated Stockholder's Equity as required to be shown on its consolidated financial statements is less than the amount set forth on Exhibit 9.01(o) attached hereto for the applicable period; or

Exhibit 9.01(o) attached to this Amendment is hereby deemed attached to the Indenture.

             (jj) Section 9.01 is amended by adding the following as a new
Section 9.01(p):

                  (p) commencing with the January 2001 Collection Period, and at the end of each Collection Period thereafter, both (i) the


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                  cumulative amount of Net Proceeds in respect of all
                  Receivables for such Collection Period and the two preceding Collection Periods is less than the amount specified in
                  Exhibit 9.01(p) for such period of three Collection Periods and (ii) the cumulative amount of New Proceeds in respect of all Receivables for such Collection Period and all preceding Collection Periods from and after the January 2001 Collection Period is less than the amount specified in Exhibit 9.01(p) for such Collection Periods (the lesser of any such deficiency in (i) and (ii) is a "Cumulative Collections Deficiency"); provided, however, that a Cumulative Collections Deficiency shall not be a Servicer Default if the Issuer deposits an amount equal to the Cumulative Collections Deficiency to the Reserve Account within ten (10) calendar days of the end of the Collection Period during which the Cumulative Collections Deficiency occurred.

Exhibit 9.01(p) attached to this Amendment is hereby deemed attached to the Indenture.

             (kk) Section 9.02(a) is amended by deleting the current first two
(2) sentences thereof and replacing them with the following provision:

                  The rights and obligations of the Servicer shall terminate upon the earlier of (i) the occurrence and continuation of a Servicer Default or (ii) the last day of each Collection Period, unless the Servicer had been appointed by the Controlling Party on or prior to the first day of such Collection Period for the next occurring Collection Period. If a Servicer Default shall occur and be continuing, so long as such Servicer Default has not been cured or waived pursuant to
                  Section 9.05, the Trustee shall, upon the direction of the Controlling Party, by notice then given in writing to the Servicer and the Note Insurer terminate immediately, all (but not less than all) of the rights and obligations of the Servicer, as Servicer under this Agreement and the other Transaction Documents, and in and to the Receivables and proceeds thereof. If the Controlling Party does not appoint the Servicer to a successive Collection Period by the first day of the immediately preceding Collection Period, at the end of the Collection Period through which the Servicer has previously been appointed, all (but not less than all) of the rights and obligations of the Servicer, as Servicer under this Agreement and the other Transaction Documents, and in and to the Receivables and proceeds thereof shall be deemed to have automatically terminated, except for accrued and unpaid Servicer Fees. Notwithstanding such termination any Permitted Third Party shall be allowed to continue to service any Receivable serviced by them at the time of such Termination, and collect and receive the related Third-Party Costs and Third-Party Fees.

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         (ll) Exhibit A to the Indenture and Servicing Agreement is amended by deleting the current Exhibit A in its entirety and replacing it with Exhibit A attached hereto. The Servicer shall also provide a weekly report to the Trustee and the Note Insurer on the date the weekly Servicer Fee is due setting forth
(i) the collections for the prior week and for the then current Collection Period; (ii) the Liquidity of the Servicer and (iii) the computation of the Servicing Fee for such week.

         (mm) On the Payment Date occurring on November 15, 2000, and prior to making any distributions pursuant to Section 4.04(b), the Trustee shall pay from Available Funds to Mayer Brown & Platt $5,000.00 in payment of services rendered in representing the Noteholders in connection with this Amendment.

                  SECTION 2. CROSS-ASSIGNMENT. Article XII is amended by adding the following as a new Section 12.12.

         Section 12.12 Cross Assignment. Notwithstanding any provision in this Indenture and Servicing Agreement, the Issuer shall not receive any distributions pursuant to Section 4.04(b)(xii)(C), Section 4.05(b) and
         Section 4.05(d) (collectively, the "99-A Distributions") during any period of time that any amount remains payable to the Noteholders, the Trustee, the Servicer, the Back-up Servicer or the Note Insurer and any such amounts shall be deposited to or remain on deposit in the Reserve Account, as applicable. Upon payment in full of all amounts to the Noteholders, the Trustee, the Servicer, the Back-up Servicer, and the
         Note Insurer, the Trustee shall pay (i) all amounts otherwise payable to the Issuer to the "Trustee" for deposit under the "Indenture and Servicing Agreement" and the other "Transaction Documents" to the "Reserve Account" as such terms are defined in and pursuant to that certain Indenture and Servicing Agreement dated as of January 14, 2000, among Midland Receivables 99-1 Corporation, as "Issuer" ("Receivables 99-1"); Wells Fargo Bank Minnesota N.A., fka Norwest Bank Minnesota, National Association, as Trustee and Back-Up Servicer; Midland Credit Management, Inc., as Servicer; and Asset Guaranty Insurance Company, as
         Note Insurer (the "99-1 Indenture") provided that if at such time all amounts payable under the 99-1 Indenture and the "Transaction Documents" related thereto, as defined in the 99-1 Indenture have been paid to the "Noteholders," the "Trustee," the "Servicer," the "Back-up Servicer" and the "Note Insurer" as each are defined in and pursuant to the 99-1 Indenture, then amounts payable to the Issuer shall be so paid to the Issuer pursuant to this Indenture and Servicing Agreement. Any amounts received by the Trustee from the "Trustee" under the 99-1 Indenture shall be deposited by the Trustee into the Reserve Account, shall for all purposes become part of the Reserve Account, and shall be held, invested, and disbursed by the Trustee pursuant to this Indenture and Servicing Agreement. The Issuer is willing to agree to the terms of this Section 12.12 in consideration of (i) the Amendments made pursuant to the terms of Amendment No. 3 hereto, dated as of September 22, 2000; and (ii) the similar cross-assignment by Receivables 99-1 in that certain Amendment to Indenture and Servicing Agreement regarding the 99-1 Indenture of even date it herewith, and further agrees that the "Trustee" under the 99-1 Indenture and the "Note Insurer" thereunder are entitled to enforce the Issuer's rights to have the Trustee make the cross-assignment of funds to the "Trustee" of the 99-1 Indenture required pursuant to this Section 12.12. The Issuer shall execute any documents and take any action requested by the Note Insurer to evidence or give effect to the foregoing cross-assignment.

                  SECTION 3. EFFECTIVENESS. This amendment provided for by this Amendment shall become effective as of the date hereof upon the occurrence of each of the following events:

         (a) the Trustee, the Seller, the Servicer, the Note Insurer and the Noteholders shall have received counterparts of this Amendment, duly executed by the parties hereto;

         (b) the Issuer shall have executed and filed a UCC-1 Financing Statement in the States of Delaware and California, to perfect the security interest granted to the Note Insurer pursuant to
                  Section 2 of this Amendment;

         (c) the Trustee shall have furnished the Rating Agency and the Placement Agent with written notification of the substance of this Amendment; and

         (d) the Servicer shall have closed and has available the revolving credit facility provided by CTW Funding, LLC referenced in Section (d) above.

                  After this Amendment becomes effective, all amendments herein will be effective for and after the October 2000 Collection Period.

                  SECTION 4. REPRESENTATIONS. Each party hereto hereby represents and warrants that this Amendment has been duly executed and delivered by such party and constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights and remedies in general.

                  SECTION 5. REFERENCE. On and after the effective date of this Amendment, each reference in the Indenture and Servicing Agreement to "this Agreement", "hereunder", "herein" or words of like import referring to the Indenture and Servicing Agreement, and each reference in the other Transaction Documents to the "Indenture and Servicing Agreement", "thereunder", "thereof", or words of like import referring to the Indenture and Servicing Agreement shall mean and be a reference to the Indenture and Servicing Agreement as amended by this Amendment.

         SECTION 6. COUNTERPARTS; EFFECTIVENESS; FULL FORCE AND EFFECT. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together all shall be deemed to constitute one and the same instrument. A copy of this Amendment signed by all the parties shall be lodged with the Trustee. Except as expressly set forth herein, the terms, provisions and conditions of the Indenture and Servicing Agreement and the other Transaction Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

                      SECTION 7. REPRESENTATIONS, ENFORCEABILITY AND NO WAIVER.

             (a) Each Issuer and the Servicer hereby reaffirm all covenants, representations and warranties made by it in Indenture and Servicing Agreement, and (ii) agree that all such covenants, representations and warranties shall be deemed to have been re-made as of the date of this Amendment.

             (b) Each Issuer and the Servicer hereby represent and warrant that this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

             (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any of the parties hereto under the Indenture and Servicing Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith.

             SECTION 8. MISCELLANEOUS. The Amendment is not evidence of any position by the Note Insurer, affirmative or negative, as to whether any action by the Noteholders, or any other party, is required in addition to the execution of the Amendment by the Note Insurer. No representation is made by the Note Insurer as to the necessity or the satisfaction of any additional action or condition under the Indenture and Servicing Agreement with respect to this Amendment. This Amendment does not modify the obligations of the Note Insurer under the Policy as defined in the Indenture and Servicing Agreement. Except as specifically provided in this Agreement, the terms and conditions of the Indenture and Servicing Agreement shall remain in full force and effect. Except as specifically provided in this Amendment, none of the Trustee's, Note Insurer's or the Noteholders' rights, interests or remedies pursuant to the Indenture and Servicing Agreement shall be reduced or limited in any way by this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be an original, and each of which shall constitute one in the same Agreement. Time is of the essence of this Agreement.

             SECTION 9. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

             SECTION 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

             SECTION 11. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Indenture and Servicing Agreement.

             SECTION 12. NO OTHER AGREEMENTS. All of the parties to this Agreement hereby acknowledge and agree that there no other Agreements by or among any of them with respect to the amendments to the Indenture and Servicing Agreement other than as set forth in (i) the First Amendment To Indenture and Servicing Agreement dated as of June 17, 1999; (ii) the Second Amendment To Indenture and Servicing Agreement dated as of January 31, 2000; and (iii) this Amendment.

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

             IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                  MIDLAND FUNDING 98-A CORPORATION, as Issuer

                                  By:
                                     __________________________________________

                                  Name:  Carl C. Gregory III
                                  Title:     President


                                  MIDLAND CREDIT MANAGEMENT, INC., as Servicer

                                  By:
                                     __________________________________________
                                  Name:  Carl C. Gregory III
                                  Title:     President


                                  WELLS FARGO BANK MINNESOTA, NATIONAL
                                  ASSOCIATION, fka NORWEST BANK MINNESOTA,
                                  National ASSOCIATION, not in its individual capacity, but solely as Trustee and as Backup Servicer

                                  By:
                                     __________________________________________
                                  Name:  ______________________________________
                                  Title:  _____________________________________


                                  ASSET GUARANTY INSURANCE COMPANY

                                  By:
                                     __________________________________________
                                  Name:  ______________________________________
                                  Title:  _____________________________________


                                  BANCO SANTANDER CENTRAL HISPANO, S.A., NEW
                                  YORK BRANCH

                                  By:
                                     __________________________________________
                                  Name:  ______________________________________
                                  Title:  _____________________________________


                                  By:
                                     __________________________________________
                                  Name:  ______________________________________
                                  Title: ______________________________________


                                  WAREHOUSE LINE, L.L.C.

                                  By:
                                     __________________________________________
                                  Name:  ______________________________________
                                  Title:  _____________________________________

                                    EXHIBIT A


                             MONTHLY SERVICER REPORT

                                   [ATTACHED]

                           MONTHLY SERVICER REPORT OF
                         MIDLAND CREDIT MANAGEMENT, INC.
                                       FOR
                MIDLAND RECEIVABLES-BACKED VARIABLE FUNDING NOTES
                                  SERIES 1999-A

      Pursuant to the Indenture and Servicing Agreement, dated as of March
31, 1999 (the "Indenture and Servicing Agreement"), among Midland Funding 98-A Corp., as Issuer (the "Issuer"), Midland Credit Management, Inc., as servicer (the "Servicer"), Norwest Bank Minnesota, N.A., as trustee (in such capacity, the "Trustee") and as Backup Servicer, and Asset Guaranty Insurance Company, as
Note Insurer (the "Note Insurer"), the Servicer submits the following information for the relevant Dates set forth below with respect to the Floating Rate Midland Receivables-Backed Variable Funding Notes, Series 1999-A. Capitalized terms used in this certificate have the meanings set forth in the Indenture and Servicing Agreement.

                    Collection Period covered by this Report:

        ___________________________ through ___________________________

                       Determination Date of this Report:

                            ___________________________________________

                          Payment Date for this Report:

                            ___________________________________________


A.    AVAILABLE FUNDS:

      Amount of funds on deposit and the Available Fund for this Collection
Period:

             Collections for the Month:                                         $
                                                                                  --------------

             Refunds From Issuers                                               $
                                                                                  --------------

             Bankrupt Sale Proceeds                                             $
                                                                                  --------------

             Non-Bankrupt Sale Proceeds                                         $
                                                                                  --------------

             less Permitted Third Party Fees and Costs                          $
                                                                                  --------------

             Earnings on Collection Account during the period                   $
                                                                                  --------------

             Note Payment Account:                                              $
                                                                                  --------------

             Earnings on Note Payment Account during the period                 $
                                                                                  --------------

             Reserve Account at end of Reporting Month:                         $
                                                                                  --------------

             Earnings on Reserve Account during the period                      $
                                                                                  --------------

             Deposit by Servicer of excess Servicing Fee paid during
             prior Collection Period                                            $
                                                                                  --------------

                       Total Available Funds plus Reserve Account               $
                                                                                  --------------


B.    TRUSTEE FEE:

      (i)    the total Trustee Fee accrued with respect to the current
             Payment Date - computed on average daily note balance              $
                                                                                  --------------

      (ii)   the total accrued and past due Trustee Fee with
             respect to prior Payment Dates                                     $
                                                                                  --------------

      (iii)  the total amount of Trustee Fees from (i) and (ii) to be
             paid on the next Payment Date                                      $
                                                                                  --------------

      (iv)   Trustee's out-of-pocket expenses                                   $
                                                                                  --------------

      (v)    the total amount of accrued and unpaid Trustee Fees and
             expenses to be carried forward                                     $
                                                                                  --------------

      (vi)   Remaining Available Funds plus Reserve Account                     $
                                                                                  --------------

C.    SERVICING FEE:

      (i)    the total Servicing Fee accrued with respect to the current
             Payment Date (excluding Servicing Fee on Bankrupt Sale
             Proceeds)                                                          $
                                                                                  --------------

      (ii)   Servicing fee on Bankrupt Sale Proceeds accrued with
             respect to the current Payment                                     $
                                                                                  --------------

      (iii)  less Weekly Servicing Fee previously retained                      $
                                                                                  --------------

      (iv)   the total accrued and past due Servicing Fee(s) owed
             form prior Payment Dates                                           $
                                                                                  --------------

      (v)    less Acquisition Payment due for the period (See H(i))             $               **
                                                                                  --------------

      (vi)   Refunds to Debtors Paid by Servicer                                $
                                                                                  --------------

      (vii)  the total amount of Servicer Fee(s) from (i) and (ii) to be
             paid on the next Payment Date                                      $
                                                                                  --------------

      (viii) the total amount of all Servicer Fee(s) to be carried
             forward to a subsequent Payment Date                               $
                                                                                  --------------

      (ix)   Remaining Available Funds plus Reserve Account                     $
                                                                                  --------------

      In the event of a Servicer Default during the reporting period,
      Calculahe amount of Transition Fees owed                                  $
                                                                                  --------------


D.    BACKUP SERVICER FEE:

      (i)    the total Backup Servicer Fee accrued with respect to the
             current Payment Date computed on avg. daily note balance           $
                                                                                  --------------

      (ii)   the total amount of accrued and past due Backup
             Servicer Fee(s) with respect to prior Payment Dates                $
                                                                                  --------------

      (iii)  the total amount of all Backup Servicer Fee(s) from (i)
             and (ii) to be paid on the next Payment Date                       $
                                                                                  --------------

      (iv)   the total amount of accrued and unpaid Backup
             Servicer Fee(s) to be carried forward to the next
             Payment Date                                                       $
                                                                                  --------------

      (v)    Remaining Available Funds plus Reserve Account                     $
                                                                                  --------------

E.    INTEREST DISTRIBUTABLE AMOUNT:

      (i)    Interest Distributable Amount for Note No. One for the             $
             current Payment Date                                                 --------------


      (ii)   Interest Distributable Amount for Note No. Two for the             $
             current Payment Date                                                 --------------


      (iii)  the total Interest Distributable Amount for the current
             Payment Date                                                       $
                                                                                  --------------

      (iv)   the total Interest Carryover Shortfall with respect to
             Prior Payment Date                                                 $
                                                                                  --------------

      (v)    the total Interest Distributable Amount and Interest
             Carryover Shortfall from (i) and (ii) to be paid on the
             next Payment Date                                                  $
                                                                                  --------------

      (vi)   the total amount required from the Reserve Account
             to pay (iii) due to deficiencies in Available funds                $
                                                                                  --------------

      (vii)  the total amount required from the Note Insurer to
             pay (iii) due to deficiencies in the Reserve Account
             and Available Funds                                                $
                                                                                  --------------

      (viii) the total amount of accrued and unpaid Interest
             Distributable Amount(s) and Interest Carryover
             Shortfall to be carried forward to the next
             Payment Date                                                       $
                                                                                  --------------

      (ix)   Remaining Available Funds plus Reserve Account

                                                                                  --------------


F.    NOTE INSURER PAYMENTS(1):

      (i)    the total Note Insurer Premium accrued with respect
             to the current Payment Date, computed on                           $
             average daily note balance                                           --------------


      (ii)   the total amount of accrued and past due Note Insurer
             Premiums due for prior Payment Date(s)                             $
                                                                                  --------------

      (iii)  the total Note Insurer Obligations payable on
             the current Payment Date (if any)                                  $
                                                                                  --------------

      (iv)   the total amount of all Note Insurer Premiums and
             Note Insurer Obligations from (i) and (ii) to be paid on
             the next Payment Date                                              $
                                                                                  --------------

      (v)    the total amount of accrued and unpaid Note Insurer
             Premium(s) and Note Insurer Obligations to be carried
             forward to the next Payment Date                                   $
                                                                                  --------------

      (vi)   Remaining Available Funds plus Reserve Account                     $
                                                                                  --------------

G.    ADDITIONAL SERVICING FEE(2):


      (i)    the total Additional Servicing Fee accrued with respect
             to the current Payment Date                                        $
                                                                                  --------------

      (ii)   the total accrued and past due Additional Servicing Fees
             for prior Payment Dates                                            $
                                                                                  --------------

      (iii)  the total amount of Additional Servicing Fee and
             accrued Additional Servicing Fees to be paid on the
             the next Payment Date                                              $
                                                                                  --------------

      (iv)   the total amount required from the Reserve Account
             to pay (iii) due to deficiencies in Available Funds                $
                                                                                  --------------

      (v)    the total accrued and unpaid Additional Servicing Fees
             to be carried forward to subsequent Payment Dates                  $
                                                                                  --------------

      (vi)   Remaining Available Funds plus Reserve Account                     $
                                                                                  --------------

(2) To be calculated only in the event of a Servicer default.


H.    FACILITY FEE

      (i)    Note Number One Facility Fee accrued with respect
             to the current Payment Date                                        $
                                                                                  --------------

      (ii)   Note Number Two Facility Fee accrued with respect
             to the current Payment Date                                        $
                                                                                  --------------

      (iii)  the total accrued and past due Facility Fees
             for prior Payment Dates                                            $
                                                                                  --------------

      (iv)   the total amount of Facility Fees and
             accrued Facility Fees to be paid on the
             the next Payment Date                                              $
                                                                                  --------------

      (v)    the total amount required from the Reserve Account
             to pay (iii) due to deficiencies in Available Funds                $
                                                                                  --------------

      (vi)   the total accrued and unpaid Additional Servicing Fees
             to be carried forward to subsequent Payment Dates                  $
                                                                                  --------------

      (vii)  Remaining Available Funds plus Reserve Account                     $
                                                                                  --------------


I.    ACQUISITION PAYMENT:

      Are there any Removed Receivables for the reporting period?

                           Yes                  No
                                 ------              ------
      (if "NO" proceed to section "J") (if "YES" complete attached Schedule I)

      (i) the total Acquisition Payment due for the current Payment Date
          See Line C(iii) $_____**     ** Netted with Service Fee at line C(iii)

J.    NOTE BALANCE PAYMENTS:

      (i)    Remaining Available Funds plus Reserve Account                     $
                                                                                 --------------

      (ii)   less Reserve Account balance end of Current Period                 $
                                                                                 --------------

      (iii)  amount available for note balance payments                         $
                                                                                 --------------

      (iv)   Note Balance at End of Month:                                      $
                                                                                 --------------

      (v)    Note Balance payment for the current Payment Date:                 $
                                                                                 --------------


                                                                                                 Banco
                                                                                 Total         Santander         WLA
                                                                             -------------    -----------    -----------
             Note Balance at Beginning of Month
             Advances During the Month
             Principal Payments During the Month
                                                                             -------------    -----------    -----------
             Balance at  End of Month

             Prorata Principal Payment from current Servicer Report
                                                                             -------------    -----------    -----------
             Note Balance after Prorata Principal Payment
                                                                             =============    ===========    ===========


K.    NOTE BALANCE AFTER PRORATA PRINCIPAL PAYMENT                              $


L.    RESERVE ACCOUNT:

      (i)    Ending balance of Reserve Account from
             Servicer Report of previous month                                  $
                                                                                  --------------

      (ii)   plus additional deposits made to Reserve Account in                $
             current month                                                        --------------


      (iii)  Deposit by Issuer of Cumulative Collections Deficiency             $
                                                                                  --------------

      (iv)   Earnings on Reserve Account for current month                      $
                                                                                  --------------

      (v)    the total Reserve Fund Reimbursement Amount due for
             the current Payment Date - Payable to Issuer                       $
                                                                                  --------------

      (vi)   Ending Balance of the Reserve Account after                        $
             payment to Issuer                                                    --------------



K.    CUMULATIVE COLLECTIONS & LIQUIDITY


      (i)    Cumulative Net Collections for current and prior
             two Collection Periods (beginning Nov00)                           $
                                                                                  --------------

      (ii)   Required three month Cumulative Collections                        $
                                                                                  --------------

      (iii)  Cumulative Collections Deficiency (additional deposit              $
             to reserve account)                                                  --------------

      (iv)   Liquidity as of the end of the current Collection Period           $
                                                                                  --------------

                         MIDLAND CREDIT MANAGEMENT, INC.




                                             BY:_______________________________
Date_____________________                       Executive Vice President


WIRING INSTRUCTIONS FOR ISSUER:     Wells Fargo Bank, ABA Routing Number 121000248
                                    For Credit To: Midland Credit Management, Inc.
                                    Account No.: 4758372635


WIRING INSTRUCTIONS FOR SERVICER:   Wells Fargo Bank, ABA Routing Number 121000248
                                    For Credit To: Midland Credit Management, Inc.
                                    Account No.: 4758372635


                                   SCHEDULE I


See Servicer's Remittance Date Certificate pursuant to Section 3.04 identifying all Removed Receivables including name, MCM #, address, acquisition price, acquisition date, charge-off balance, Net-Proceeds collected of all accounts removed during the reporting period.





Additional Information:

                 Average daily balance for the month

                 Monthly rate, trustee fee                                         0.00291667%
                 Note insurer monthly premium rate                                 0.33333333%
                 Backup Servicer Fee                                               0.01250000%
                 Facility Fee Rate                                                 0.01041667%

                                 EXHIBIT 3.13(a)

                        BANKRUPT ACCOUNT SALE PROCEDURES

1.    Receivable must be Bankrupt Sale Receivables.

2.    Price must be 7.5% of the face amount or greater.

3.    Seller only to represent and warrant the following:

            1. The Seller is duly organized, existing and in good standing as a corporation under the laws of the State of Delaware; the Seller's execution, delivery and performance of the Agreement are within the Seller's corporate powers and have been duly authorized by all necessary action; this Agreement is the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms except that enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and by general equity principles; and the Agreement is not in conflict with the terms of the Seller's charter or bylaws, or of any material indenture, agreement or undertaking to which the Seller is bound.

            2. The Seller has marketable title to the Receivables free and clear of any liens or encumbrances (i) by or through it, or (ii) based on actions or failure to act of Seller.

            3. Except for the filing of the UCC Financing Statement and any approval that has been obtained or notice that has been given, no approval or other action by, or notice to or filing with, any [Debtor], any governmental authority or any other entity is required to be obtained by the Seller in conjunction with the transaction contemplated by the Agreement.

            4. Performance of the Agreement by the Seller will not violate any order of any court or governmental body having competent jurisdiction or any law or regulation that applies to the Seller.

            5. No action, suit or proceeding against the Seller before any court, administrative agency or arbitrator, individually or collectively would reasonably be expected to materially and adversely affect the Buyer. Upon reasonable request, the Seller will review any action, suit or proceeding against the Seller with the Buyer to confirm the accuracy of this representation.

            6. The Seller is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions like the decision involved in the sale of the Accounts, the Seller has made its own review of the Accounts and the Seller understands the terms and conditions of the sale of the Accounts.

            7. The Seller has not employed any investment banker, broker or finder in connection with the transaction contemplated by the Agreement who might be entitled to a fee or commission upon consummation of such transaction.

            8. The location of the Seller's chief place of business and chief executive office is _______________________.

            9. Each Account is an account or a general intangible, as such term is defined in Article 9 of the UCC; [and no Account is evidenced by an instrument, as such term is defined in Section 9-106 of the UCC].

                                 EXHIBIT 3.13(b)

                NOTICE OF PROPOSED SALE OF NON-BANKRUPT ACCOUNTS

      This NOTICE OF PROPOSED SALE is given by MIDLAND CREDIT MANAGEMENT, INC., as servicer (the "Servicer"), pursuant to Section 3.13(b) of that certain Indenture and Servicing Agreement, dated as of March 31, 1999, as amended, supplemented or otherwise modified (the "Indenture"), among Servicer, MIDLAND FUNDING 98-A CORPORATION, as Issuer, WELLS FARGO BANK OF MINNESOTA, NATIONAL ASSOCIATION, FKA NORWEST BANK MINNESOTA, A NATIONAL ASSOCIATION, as Trustee and Back-up Servicer, and ASSET GUARANTY INSURANCE COMPANY, as Note Insurer. All capitalized terms that are not defined herein shall have the meaning assigned to such terms in the Indenture.

      1. The Servicer proposes to sell Receivables (the "Sale Receivables") pursuant to Section 3.13(b) of the Indenture.

      2. The pool identification number of the Sale Receivables and the date of MCM's purchase for each of the Sale Receivables is as set forth on Exhibit A attached hereto.

      3. Attached as Exhibit B to this Notice of Proposed Sale is a true and complete copy of the offering information distributed to the prospective purchaser of the Sale Receivables.

      4. The sale price for the Sale Receivables is $_______________.

      5. The proposed date for the sale is _________________.

      6. The original purchase price paid by Midland Credit Management, Inc. for the Sale Receivables was $__________________.

      7. The terms and conditions of the sale are as set forth on Exhibit C attached hereto.

      8. The only representations to be made by the Issuer in connection with the sale is as set forth on Exhibit D attached hereto.

      Executed this _____ day of ___________.


                                        MIDLAND CREDIT MANAGEMENT, INC.

                                        By: ___________________________________
                                        Its: __________________________________

                                 EXHIBIT 9.01(o)

                                 NET WORTH TABLE

                ------------------------------------------
                    From and After              Amount
                ------------------------------------------
                ------------------------------------------
                  September 31, 2000        $ 13,600,000
                ------------------------------------------
                  December 31, 2000           12,900,000
                ------------------------------------------
                  March 31, 2001              11,700,000
                ------------------------------------------
                  June 31, 2001               10,000,000
                ------------------------------------------
                  September 31, 2001           7,300,000
                ------------------------------------------

                                 EXHIBIT 9.01(p)

                           CUMULATIVE NET COLLECTIONS


--------------------------------------------------------------------------------
                                       3-Month Cumulative
 Collection Period        Amount          Collections         Total Collections
--------------------------------------------------------------------------------
    January 2001        $ 635,724              -                $    635,724
--------------------------------------------------------------------------------
   February 2001        $ 627,289              -                $  1,263,013
--------------------------------------------------------------------------------
     March 2001         $ 621,039         $ 1,884,052           $  1,884,052
--------------------------------------------------------------------------------
     April 2001         $ 615,299         $ 1,863,627           $  2,499,351
--------------------------------------------------------------------------------
      May 2001          $ 611,038         $ 1,847,376           $  3,110,389
--------------------------------------------------------------------------------
     June 2001          $ 603,177         $ 1,829,514           $  3,713,566
--------------------------------------------------------------------------------
     July 2001          $ 598,510         $ 1,812,725           $  4,312,076
--------------------------------------------------------------------------------
    August 2001         $ 591,755         $ 1,793,442           $  4,903,831
--------------------------------------------------------------------------------
   September 2001       $ 584,725         $ 1,774,990           $  5,488,556
--------------------------------------------------------------------------------
    October 2001        $ 578,563         $ 1,755,043           $  6,067,119
--------------------------------------------------------------------------------
   November 2001        $ 572,186         $ 1,735,474           $  6,639,305
--------------------------------------------------------------------------------
   December 2001        $ 565,615         $ 1,716,364           $  7,204,920
--------------------------------------------------------------------------------
    January 2002        $ 558,833         $ 1,696,634           $  7,763,753
--------------------------------------------------------------------------------
   February 2002        $ 551,798         $ 1,676,246           $  8,315,551
--------------------------------------------------------------------------------
     March 2002         $ 545,467         $ 1,656,098           $  8,861,018
--------------------------------------------------------------------------------
     April 2002         $ 536,882         $ 1,634,147           $  9,397,900
--------------------------------------------------------------------------------
      May 2002          $ 526,165         $ 1,608,514           $  9,924,065
--------------------------------------------------------------------------------
     June 2002          $ 515,833         $ 1,578,880           $ 10,439,898
--------------------------------------------------------------------------------
     July 2002          $ 509,031         $ 1,551,029           $ 10,948,929
--------------------------------------------------------------------------------
    August 2002         $ 509,031         $ 1,533,895           $ 11,457,960
--------------------------------------------------------------------------------
   September 2002       $ 504,722         $ 1,522,784           $ 11,962,682
--------------------------------------------------------------------------------
    October 2002        $ 321,980         $ 1,335,733           $ 12,284,662
--------------------------------------------------------------------------------
   November 2002        $ 305,587         $ 1,132,289           $ 12,590,249
--------------------------------------------------------------------------------
   December 2002        $ 289,125         $   916,692           $ 12,879,374
--------------------------------------------------------------------------------
    January 2003        $ 272,596         $   867,308           $ 13,151,970
--------------------------------------------------------------------------------
   February 2003        $ 256,007         $   817,728           $ 13,407,977
--------------------------------------------------------------------------------
     March 2003         $ 239,360         $   767,963           $ 13,647,337
--------------------------------------------------------------------------------
     April 2003         $ 222,659         $   718,026           $ 13,869,996
--------------------------------------------------------------------------------
      May 2003          $ 205,908         $   667,927           $ 14,075,904
--------------------------------------------------------------------------------
     June 2003          $ 189,109         $   617,676           $ 14,265,013
--------------------------------------------------------------------------------
     July 2003          $ 172,266         $   567,283           $ 14,437,279
--------------------------------------------------------------------------------
    August 2003         $ 155,381         $   516,756           $ 14,592,660
--------------------------------------------------------------------------------
   September 2003       $ 138,455         $   466,102           $ 14,731,115
--------------------------------------------------------------------------------
    October 2003        $ 121,492         $   415,328           $ 14,852,607
--------------------------------------------------------------------------------
   November 2003        $ 104,493         $   364,440           $ 14,957,100
--------------------------------------------------------------------------------
   December 2003        $  87,461         $   313,446           $ 15,044,561
--------------------------------------------------------------------------------
    January 2004        $  70,396         $   262,350           $ 15,114,957
--------------------------------------------------------------------------------
   February 2004        $  53,301         $   211,158           $ 15,168,258
--------------------------------------------------------------------------------
     March 2004         $  36,177         $   159,874           $ 15,204,435
--------------------------------------------------------------------------------
     April 2004         $  19,025         $   108,503           $ 15,223,460
--------------------------------------------------------------------------------
      May 2004          $  10,858         $    66,060           $ 15,234,318
--------------------------------------------------------------------------------
     June 2004          $   5,099         $    34,982           $ 15,239,417
--------------------------------------------------------------------------------

                           CUMULATIVE NET COLLECTIONS

--------------------------------------------------------------------------------
                                       3-Month Cumulative
 Collection Period        Amount          Collections         Total Collections
--------------------------------------------------------------------------------
     July 2004          $     882         $    16,839           $ 15,240,299
--------------------------------------------------------------------------------
    August 2004         $      22         $     6,003           $ 15,240,321
--------------------------------------------------------------------------------